UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period:  November 1, 2021 through April 30, 2022

Item 1. Reports to Stockholders.

(a)

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Report
April 30, 2022
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2022
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	32
Expense Example	41
Advisory Agreement Renewal	43
Directors and Officers	47
Information	50

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

The micro-cap market entered bear market territory in the first six months of our fiscal 2022.  Bear markets are defined as declines of more than 20%, and the Russell Microcap Index declined 21.14% for the six-month period ended April 30, 2022.  While your Fund certainly experienced weakness over the past six months, the performance was significantly better than that of the overall market.  For the six months ended April 30, 2022, the Perritt MicroCap Opportunities Fund declined 12.94%.  We attributed the better performance results to the value discipline used within the security selection.  We believe the overall market is in a massive rotation from so-called sexy investments to more quality investments, which we believe will bode well for the Fund’s future relative performance.  We will discuss those quality dynamics in more detail, but here are some details of the Fund’s investments in the past six months.

The Fund’s strong relative performance to the benchmark can be attributed to security selection within a few industries along with allocation to certain industries.  Despite the market’s weakness over the past six months, we had several individual holdings that managed to provide gains in the period.  In fact, we had two investments, Assertio Holdings (ASRT) and Hudson Global (HSON), that gained about 100% in the past six months.  Both companies have had stellar operating results, and the future still looks bright for both.  In terms of sectors, the health care sector of the Russell Microcap Index declined a remarkable 42.60% in the past six months, while our health care investments only declined 7.70%.  The material performance difference is related to weakness among companies without earnings and/or operating cash flow.  Since we prefer companies with positive earnings, the Fund was able to avoid this performance disaster.  This is a nice segue to why we believe the market is experiencing a massive rotation.

We believe a massive rotation to higher quality investments is underway and is directly related to Federal Reserve raising interest rates along with higher interest rates within the bond market.  With recent inflation readings topping 8%, the Federal Reserve has made it clear that they need to raise interest rates.  The bond market has also responded as the 10-year bond rose from less than 1% during 2021 to nearly 3% in May 2022.  While it is difficult to predict how high the Federal Reserve will hike interest rates or how high interest rates will rise within the bond market, the direction is clear, and the impact is obvious to us.  Higher rates impact future returns and investor willingness to accept the promise of positive earnings in the future.  In other words, investors become less willing to maintain investments in companies with negative earnings and negative cash flow.  As a reminder, we define high quality investments as companies with positive earnings and positive operating cash flow.  While higher interest rates scare some investors, we welcome them.  We wrote a white paper recently that documented that rising interest rates do not harm future returns of microcap stocks.  Please review our white paper on “Interest Rate Hikes and Micro-cap Performance” on our website: https://www.perrittcap.com/interest-rate-hikes-and-micro-cap-stock-performance/.

Perritt MicroCap Opportunities Fund

During the past six months, we sold nine companies from the Fund’s portfolio.  We sold three companies: Intricon, Tristate Capital and Zix Corporation after receiving acquisition offers.  Two companies were sold after reaching their long-term price targets.  There were three additional companies sold due to reaching their long-term price targets, but these companies also exceeded our definition of a microcap stocks.  Lastly, we sold one company after the long-term outlook for their business declined.  With the proceeds from these sales, we purchased eight new companies for the portfolio, which were from seven different industries.

As of April 30, 2022, the Fund’s portfolio contained the common stocks of eighty-eight companies.  The Fund’s 10 largest holdings and detailed descriptions can be found in the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at a little more than ten times our 2023 earnings estimate.  Stocks in the portfolio are priced at slightly more than 1.1 times trailing revenue, and the median market capitalization is approximately $194 million.  Finally, the average stock in the Fund is trading at 1.5 times book value and less than 7 times our 2023 estimate of Enterprise Value to EBITDA (earnings before interest taxes depreciation and amortization).  The valuation characteristics for the MicroCap Opportunities Fund are significantly lower than the Fund’s benchmark Russell Microcap Index.  Lastly, it is important to note than more than 50% of the companies within the Russell Microcap Index are not profitable, which compares to only 10% for the Perritt MicroCap Opportunities Fund.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for more than 30 years and have nearly half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

One cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulations.

Book Value is the net asset value of a company calculated as total assets minus intangible asset (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt -total cash divided by EBITDA.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2022

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2022

Average Annual Total Returns*
Period ended April 30, 2022
	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	(7.57)%	3.35%	7.56%	4.75%	9.26%

Russell Microcap® Index	(20.42)%	7.26%	10.09%	6.00%	n/a
(reflects no deduction
for fees and expenses)

Russell 2000® Index	(16.87)%	7.24%	10.06%	7.11%	8.41%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 1.56% and is as of the most recent prospectus dated February 28, 2022. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technologies International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

U.S. Global Investors, Inc. (GROW) is a publicly owned investment manager. The firm primarily provides its services to investment companies. It also provides its services to pooled investment vehicles. The firm manages equity and fixed income mutual funds, hedge funds and exchange traded funds. It also invests in the public equity and fixed income markets across the globe.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

Hudson Global, Inc. (HSON) provides talent solutions for mid-to-large-cap multinational companies and government agencies under the Hudson RPO brand in the Americas, the Asia Pacific, and Europe.  It offers recruitment process outsourcing (RPO) services.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Evolution Petroleum Corp. (EPM) an oil and natural gas company, engages in the development, production, ownership, and management of oil and gas properties in the United States.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2022

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Matthew Brackmann,
Portfolio Manager

The Perritt Ultra Microcap Fund outperformed the Russell Microcap Index for the first half of fiscal year 2022 on a net of fee basis, posting a loss of -20.15% versus a loss for the Index of -21.14%.  The start of the year 2022 saw a steep sell off in the markets that created a challenging environment for investors across most categories of investments.  Operationally, our portfolio companies had to endure everything from supply chain & labor shortages, unexpected energy price increases, and in a handful of circumstances having direct exposure to the Ukrainian-Russian conflict.  However, we were encouraged by the most recent earnings season and the general optimism around both the strength of the economy and our portfolio companies’ prospects going forward.

2022 has brought a sense of being taken “out of the frying pan and into the fire” for investors.  After two years of dealing with the uncertainties of COVID and the transformational shifts it has brought to the way we all go about business, 2022 brought much of the newly established assumptions about the future to a grinding halt.  The long-term impacts of shifts in supply chain due to changes in consumption trends and key material shortages coupled with the unexpected increase in energy prices due to the Ukrainian-Russian conflict brought headline Consumer Price Index (inflation) prints of 8.3% on an annualized basis as of April 2022.  This has led to an end to the growth driven equity markets of the previous decade, a sudden sell off 8-9% on a calendar YTD basis in aggregate bond funds that is unlike anything we have seen in the past several decades and the advent of several implemented and expected rate increases from the Fed.  Despite these challenging headwinds, we believe that our portfolio companies remain well positioned to prosper going forward and our optimism has been reflected in the tone and results of our companies’ operating results so far this year.

While the news headlines may have investors climbing a wall of worry, the operating results from our portfolio companies were strong during the most recent reporting quarter.  As we had detailed many of our companies use COVID as an opportunity to adjust their business models and emerge leaner and poised for success.  One example we would like to highlight is Sensus Healthcare (SRTS), a manufacturer of dermatological medical devices.  COVID proved detrimental to their business model as the procedures their products address were largely cancelled due to elective procedures being delayed.  During that time, they continued to make key investments in their sales force as well as, make adjustments to their model in the form of a recently announced divestiture of non-core assets, which brought an additional $15 million in cash onto the balance sheet.  This divestiture was announced in concurrence with revenue growth of 232% due to rebounding from a low baseline as well a substantial cash reserve of $32.8 million as a result of their operational success and asset sale, part of which they committed to returning to shareholders in the form of a stock buy-back program and the remainder of which is available to fund growth opportunities.  This success is reflected in the performance of the stock, which is up 76.5% for the six months from October 31, 2021 through April 30, 2022, with the

Perritt Ultra MicroCap Fund

healthcare sector within the Russell Microcap Index returning -42.65%.  We believe that the market will continue to focus on quality investments such as Sensus as the market moves away from more speculative growth investments that dominated the previous cycle.

Since our last update, we have exited eight positions and added five.  Two were sold due to adverse news events while six were sold due to declining fundamentals or failure of management to execute on stated goals.  The five names that were added were drawn from across sectors and included both earlier stage companies with exciting opportunities in their end markets as well as more established profitable enterprises.  We would like to highlight Chicago Atlantic Real Estate Finance (REFI), a private mortgage lender to the cannabis industry as a recent addition that has also been highlighted in our Marvelous Microcap series and can be accessed on our website.

As of April 30, 2022, the Fund holds the common stock of seventy-seven companies which is lower than the previous report.  As we had stated in the October letter to shareholders, we had been examining several names for potential sales, the result of which was the six that were sold due to declining fundamentals.  We continue to evaluate several names for potential addition and have recently begun hosting in person meetings with management teams again as part of the process which is a welcome relief after two years of Zoom calls.

Regarding current portfolio valuations, based on our earnings estimates, the Fund’s portfolio is trading at a 15.6x forward price to earnings.  The median price to sales ratio is 1.3x, the median price to book is 1.6x and price to trailing twelve month’s earnings of 16.3x.  The median market cap for the Fund is at $87 million.  By comparison, the Russell Microcap Index has a price to sales ratio of 2.1x, a price to book ratio of 1.7x and a trailing twelve-month P/E of 11.4.  The median market cap for the Index is $167 million.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.  We also wish you and your loved ones well and wish you all continued good health as we emerge from the trials of the past year.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund may invest in early-stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Consumer Price Index (CPI) measures the monthly change in prices paid by U.S.  consumers.  The U.S.  Bureau of Labor Statistics calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S.  consumer spending.  CPI is one of the most popular measures of inflation and deflation.

One cannot invest directly in an index.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues.  The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.  The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2022

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2022

Average Annual Total Returns*
Period ended April 30, 2022
	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	(11.04)%	5.23%	8.32%	4.39%

Russell Microcap® Index	(20.42)%	7.26%	10.09%	6.00%
(reflects no deduction for fees and expenses)

Russell 2000® Index	(16.87)%	7.24%	10.06%	7.11%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the 2% redemption or exchange fee for shares held 90 days or less. If reflected, total return would be reduced.

The Fund’s gross expense ratio is 2.42% and is as of the most recent prospectus dated February 28, 2022. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare and social services in the United States. It offers defense and veterans’ health solutions, including case management, physical and behavioral health examinations, and medical administration and logistics services.

Hudson Global, Inc. (HSON) provides talent solutions for mid-to-large-cap multinational companies and government agencies under the Hudson RPO brand in the Americas, the Asia Pacific, and Europe. It offers recruitment process outsourcing (RPO) services.

Immucell Corp. (ICCC) an animal health company, acquires, develops, manufactures, and sells products that enhance the health and productivity of dairy and beef cattle in the United States and international.

A-Mark Precious Metals, Inc. (AMRK) together with its subsidiaries, operates as a precious metals trading company. It operates in three segments: Wholesale Sales & Ancillary Services, Secured Lending, and Direct-to-Consumer.

Quest Resource Holding Corp. (QRHC) through its subsidiaries, provides solutions for the reuse, recycling, and disposal of various waste streams and recyclables in the United States.

UFP Technologies, Inc. (UFPT) designs and custom manufactures components, subassemblies, products, and packaging utilizing specialized foams, films, and plastics primarily for the medical market.

Napco Security Technologies, Inc. (NSSC) develops, manufactures, and sells electronic security products in the United States and internationally. The company offers access control systems, door-locking products, intrusion and fire alarm systems, and video surveillance systems.

Galaxy Gaming, Inc. (GLXZ) is a gaming company that designs, develops, manufactures, markets, acquires, and licenses proprietary casino table games and associated technology, platforms, and systems for the gaming industry.

ProPhase Labs, Inc. (PRPH) engages in the research, development, manufacture, distribution, marketing, and sale of over the counter (OTC) consumer healthcare products and dietary supplements in the United States.

DHI Group, Inc. (DHX) provides data, insights, and employment connections through specialized services for technology professionals in the United States, the United Kingdom and the rest of Europe, the Middle East, Africa, the Asia Pacific, and internationally.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2022

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard
(GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2022 (Unaudited)

Shares	COMMON STOCKS – 98.97%	Value
Administrative and
Support Services – 3.14%
39,500	BGSF, Inc.	$482,295
40,000	Hudson Global, Inc.(a)	1,318,800
		1,801,095
Auto Parts & Equipment – 3.92%
65,000	Commercial Vehicle
	Group, Inc.(a)	466,700
43,800	Miller Industries, Inc.	1,174,278
40,000	Motorcar Parts of
	America, Inc.(a)	608,400
		2,249,378
Biotechnology – 0.77%
22,000	Opiant Pharmaceuticals,
	Inc.(a)	439,120
		439,120
Building Materials – 1.95%
9,000	BlueLinx
	Holdings, Inc.(a)	600,030
29,000	PGT Innovations, Inc.(a)	515,330
		1,115,360
Business Services – 6.52%
165,000	DLH Holdings Corp.(a)	2,491,500
80,000	Information Services
	Group, Inc.	501,600
83,000	Intrusion, Inc.(a)	177,620
50,000	PFSweb, Inc.(a)	567,500
		3,738,220
Chemical & Related Products – 4.42%
218,829	Northern Technologies
	International Corp.	2,531,852
		2,531,852
Chemical Manufacturing – 2.76%
275,000	Assertio
	Holdings, Inc.(a)	580,250
135,000	ProPhase Labs, Inc.	1,001,700
		1,581,950
Computer and Electronic
Product Manufacturing – 2.87%
84,223	Coda Octopus
	Group, Inc.(a)	480,913
50,000	Gilat Satellite Networks
	Ltd. – ADR(a)(b)	367,500
40,000	Powerfleet, Inc.(a)	105,600
60,000	Quipt Home Medical
	Corp. – ADR(a)(b)	274,200
1,050,000	Singing Machine
	Co., Inc.(a)	157,500
39,000	TransAct Technologies,
	Inc.(a)	257,400
		1,643,113
Construction & Engineering – 1.49%
44,721	Gencor
	Industries, Inc.(a)	448,105
13,925	IES Holdings, Inc.(a)	408,002
		856,107
Consumer Goods – 0.99%
34,000	Turtle Beach Corp.(a)	565,760
		565,760
Consumer Products –
Manufacturing – 2.04%
14,000	Delta Apparel, Inc.(a)	405,720
22,000	Superior Group
	of Cos., Inc.	349,800
55,000	VOXX International
	Corp.(a)	416,350
		1,171,870
Consumer Services – 1.01%
103,800	DHI Group, Inc.(a)	577,128
		577,128
Credit Intermediation
and Related Activities – 1.12%
300,000	CSI Compressco LP	426,000
75,000	Usio, Inc.(a)	213,750
		639,750
Data Processing, Hosting
and Related Services – 0.56%
25,000	Ooma, Inc.(a)	321,000
		321,000
Educational Services – 2.84%
90,000	Lincoln Educational
	Services Corp.(a)	643,500
95,000	Universal Technical
	Institute, Inc.(a)	984,200
		1,627,700

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Shares		Value
Electronic Equipment
& Instruments – 1.44%
26,000	Bel Fuse, Inc. – Class B	$424,060
33,000	Identiv, Inc.(a)	402,270
		826,330
Engineering & Construction – 1.40%
86,000	Infrastructure & Energy
	Alternatives, Inc.(a)	804,100
		804,100
Environmental Services – 1.43%
150,000	Quest Resource
	Holding Corp.(a)	822,000
		822,000
Financial Services – 13.27%
25,000	First Internet Bancorp	962,250
15,000	Hennessy Advisors, Inc.	149,250
210,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	4,363,800
406,600	U.S. Global Investors,
	Inc. – Class A	2,134,650
		7,609,950
Food Manufacturing – 0.53%
175,000	MamaMancini’s
	Holdings, Inc.(a)	306,250
		306,250
Gold – 1.80%
365,000	Gold Resource Corp.	667,950
545,000	McEwen Mining, Inc.(a)	365,259
		1,033,209
Healthcare Services – 0.55%
40,000	InfuSystem
	Holdings, Inc.(a)	317,200
		317,200
Home Builder – 0.96%
28,000	Green Brick
	Partners, Inc.(a)	551,600
		551,600
Housing – 2.80%
91,500	Legacy Housing
	Corp.(a)	1,603,080
		1,603,080
Leisure – 2.20%
84,000	Century Casinos, Inc.(a)	879,480
90,000	Galaxy Gaming, Inc.(a)	382,500
		1,261,980
Machinery Manufacturing – 1.02%
25,000	Mayville Engineering
	Co, Inc.(a)	207,000
245,400	TechPrecision Corp.(a)	380,370
		587,370
Medical Supplies & Services – 0.86%
3,000	Addus HomeCare
	Corp.(a)	252,840
15,000	Lakeland Industries,
	Inc.(a)	242,700
		495,540
Merchant Wholesalers,
Durable Goods – 2.20%
16,000	A-Mark Precious
	Metals, Inc.	1,260,800
		1,260,800
Merchant Wholesalers,
Nondurable Goods – 0.21%
20,000	GrowGeneration
	Corp.(a)	118,200
		118,200
Mining (except Oil and Gas) – 0.59%
50,110	Fortitude Gold Corp.	339,746
		339,746
Miscellaneous Manufacturing – 0.79%
125,000	iCAD, Inc.(a)	450,000
		450,000
Motion Pictures and Sound
Recording Industries – 1.35%
352,605	WildBrain Ltd.(a)(b)	775,731
		775,731
Oil & Gas – 1.84%
167,367	Evolution
	Petroleum Corp.	1,056,085
		1,056,085
Oil & Gas Services – 0.84%
354,495	Profire Energy, Inc.(a)	478,568
		478,568

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Shares		Value
Primary Metal Manufacturing – 1.01%
103,104	Ampco-Pittsburgh
	Corp.(a)	$578,414
		578,414
Professional, Scientific,
and Technical Services – 3.62%
45,703	Bowman Consulting
	Group Ltd.(a)	762,783
5,000	CRA International, Inc.	411,850
253,000	Heritage Global, Inc.(a)	270,710
328,400	Research
	Solutions, Inc.(a)	627,244
		2,072,587
Publishing Industries
(except Internet) – 0.89%
40,000	eGain Corp.(a)	414,000
5,000	SWK Holdings Corp.(a)	98,000
		512,000
Real Estate Investment Trusts – 1.27%
41,053	Chicago Atlantic Real
	Estate Finance, Inc.	730,333
		730,333
Semiconductor Related Products – 1.66%
60,000	AXT, Inc.(a)	354,000
40,000	Photronics, Inc.(a)	599,600
		953,600
Software – 2.76%
21,720	American Software,
	Inc. – Class A	371,412
100,000	Asure Software, Inc.(a)	606,000
130,000	Immersion Corp.(a)	607,100
		1,584,512
Specialty Manufacturing – 2.51%
20,000	LB Foster Co. –
	Class A(a)	284,000
67,000	LSI Industries, Inc.	481,730
25,223	Northwest Pipe Co.(a)	673,706
		1,439,436
Support Activities for Mining – 0.57%
300,000	Alexco Resource
	Corp.(a)(b)	327,000
		327,000
Telecommunications – 2.68%
150,000	Ceragon Networks,
	Ltd. – ADR(a)(b)	286,500
34,000	Digi International,
	Inc.(a)	643,280
142,000	PC-Tel, Inc.	604,920
		1,534,700
Transportation – 3.76%
373,000	Radiant Logistics,
	Inc.(a)	2,152,210
		2,152,210
Transportation Equipment
Manufacturing – 2.26%
40,000	The Shyft Group, Inc.	1,018,800
7,792	Strattec Security
	Corp.(a)	276,226
		1,295,026
Utilities – 0.88%
48,000	Pure Cycle Corp.(a)	501,600
		501,600
Waste Management &
Remediation Services – 1.57%
120,711	Perma-Fix Environmental
	Services, Inc.(a)	686,846
50,000	Sharps Compliance
	Corp.(a)	216,000
		902,846
Water Transportation – 1.05%
25,000	Euroseas Ltd.(a)(b)	603,750
		603,750
	TOTAL COMMON
	STOCKS
	(Cost $40,432,653)	$56,745,156

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Contracts	WARRANTS – 0.02%	Value
Engineering & Construction – 0.02%
5,000	Infrastructure & Energy
	Alternatives, Inc.
	Expiration : 03/26/2023,
	Exercise Price $11.50(a)(d)
		$9,400

Computer & Electronic Product
Manufacturing – 0.00%
1,000,000	Singing Machine Co., Inc.
	Expiration : 08/06/2026,
	Exercise Price $0.35(a)(d)(e)(f)
		0
	TOTAL WARRANTS
	(Cost $8,100)	$9,400

Shares	SHORT-TERM
	INVESTMENTS – 1.44%

Money Market Funds – 1.44%
823,489	First American Government
	Obligations Fund, Class X, 0.22%(c)
		$823,489
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $823,489)	$823,489
	Total Investments
	(Cost $41,264,242) – 100.43%
		$57,578,045
	Liabilities in Excess
	of Other Assets –
	(0.43)%	(247,720)
	TOTAL NET ASSETS –
	100.00%	$57,330,325

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the seven-day yield as of April 30, 2022.
(d)	These securities are deemed to be illiquid. These securities represent $9,400 of value or 0.02% of net assets.
(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $0 or 0.00% of the Fund’s net assets.

(f)	The prices for these securities were derived from estimates of fair value using methods approved by the Fund’s Board of Directors. These securities represent $0 of value or 0.00% of net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2022 (Unaudited)

Shares	COMMON STOCKS – 97.83%	Value
Administrative and
Support Services – 3.61%
10,000	BGSF, Inc.	$122,100
11,250	Hudson Global, Inc.(a)	370,913
		493,013
Auto Parts & Equipment – 1.18%
22,500	Commercial Vehicle
	Group, Inc.(a)	161,550
		161,550
Biotechnology – 1.24%
8,500	Opiant Pharmaceuticals,
	Inc.(a)	169,660
		169,660
Business Services – 10.18%
37,000	DLH Holdings Corp.(a)	558,700
20,000	Information Services
	Group, Inc.	125,400
10,000	Intrusion, Inc.(a)	21,400
10,133	Issuer Direct Corp.(a)	241,875
110,000	Medicine Man
	Technologies, Inc.(a)	185,900
3,500	Transcat, Inc.(a)	255,500
		1,388,775
Chemical & Related Products – 2.46%
37,000	Flexible Solutions
	International, Inc. –
	ADR(a)(d)	103,970
20,000	Northern Technologies
	International Corp.	231,400
		335,370
Chemical Manufacturing – 4.04%
60,000	AgroFresh
	Solutions, Inc.(a)	111,600
20,000	Alimera Sciences, Inc.(a)	112,600
24,000	Aridis Pharmaceuticals,
	Inc.(a)	30,000
40,000	ProPhase Labs, Inc.	296,800
		551,000
Computer & Electronic Product
Manufacturing – 11.04%
20,000	Airgain, Inc.(a)	169,400
75,000	BK Technologies Corp.	173,250
200,000	Dynatronics Corp.(a)	137,140
22,500	Luna Innovations, Inc.(a)	124,200
55,000	One Stop
	Systems, Inc.(a)	258,500
65,000	Orbital Energy
	Group, Inc.(a)	77,350
50,000	PC-Tel, Inc.	213,000
27,000	Quipt Home Medical
	Corp. – ADR(a)(d)	123,390
700,000	Singing Machine
	Co., Inc.(a)	105,000
19,000	TransAct Technologies,
	Inc.(a)	125,400
		1,506,630
Computers & Electronics – 2.18%
17,000	Napco Security
	Technologies, Inc.(a)	297,500
		297,500
Construction & Engineering – 1.10%
15,000	Gencor Industries,
	Inc.(a)	150,300
		150,300
Consumer Goods – 1.68%
20,000	Jerash Holdings
	US, Inc.	111,800
12,000	Natural Alternatives
	International, Inc.(a)	117,480
		229,280
Consumer Services – 2.13%
52,400	DHI Group, Inc.(a)	291,344
		291,344
Credit Intermediation and
Related Activities – 0.73%
35,000	Usio, Inc.(a)	99,750
		99,750
Educational Services – 1.84%
45,000	VirTra, Inc.(a)	251,550
		251,550
Electrical Equipment, Appliance,
and Component Manufacturing – 0.79%
30,000	Expion360, Inc.(a)	107,700
		107,700

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Shares		Value
Electronic Equipment
& Instruments – 2.00%
16,000	Identiv, Inc.(a)	$195,040
30,000	Iteris, Inc.(a)	77,400
		272,440
Environmental Services – 2.41%
60,000	Quest Resource
	Holding Corp.(a)	328,800
		328,800
Fabricated Metal Product
Manufacturing – 1.61%
9,500	The Eastern Co.	219,450
		219,450
Financial Services – 2.33%
9,000	Hennessy Advisors, Inc.	89,550
11,000	Silvercrest Asset
	Management Group,
	Inc. – Class A	228,580
		318,130
Leisure – 3.71%
20,000	Century Casinos,
	Inc.(a)	209,400
70,000	Galaxy Gaming, Inc.(a)	297,500
		506,900
Machinery Manufacturing – 1.28%
15,000	Cantaloupe, Inc.(a)	82,050
60,000	TechPrecision Corp.(a)	93,000
		175,050
Medical Supplies & Services – 4.18%
30,000	Biomerica, Inc.(a)	117,900
120,000	Check Cap, Ltd. –
	ADR(a)(d)	43,320
7,500	Lakeland
	Industries, Inc.(a)	121,350
19,987	Sensus
	Healthcare, Inc.(a)	141,108
16,211	Taylor Devices, Inc.(a)	146,872
		570,550
Merchant Wholesalers,
Durable Goods – 2.60%
4,500	A-Mark Precious
	Metals, Inc.	354,600
		354,600
Merchant Wholesalers,
Nondurable Goods – 0.48%
10,000	Educational
	Development Corp.	65,500
		65,500
Miscellaneous Manufacturing – 1.52%
78,125	INVO BioScience, Inc.(a)	117,969
30,000	Myomo, Inc.(a)	89,400
		207,369
Miscellaneous Store Retailers – 0.79%
50,000	Better Choice Co, Inc.(a)	108,000
		108,000
Motor Vehicle and Parts Dealers – 0.81%
25,000	Vision Marine
	Technologies, Inc.(a)(d)	110,000
		110,000
Oil & Gas Services – 1.39%
140,010	Profire Energy, Inc.(a)	189,013
		189,013
Pharmaceuticals – 2.60%
36,494	ImmuCell Corp.(a)	355,451
		355,451
Primary Metal Manufacturing – 1.56%
38,000	Ampco-Pittsburgh
	Corp.(a)	213,180
		213,180
Professional, Scientific, and
Technical Services – 4.69%
14,635	Bowman Consulting
	Group Ltd.(a)	244,258
12,000	Perion Network Ltd. –
	ADR(a)(d)	252,960
75,000	Research Solutions,
	Inc.(a)	143,250
		640,468
Publishing Industries
(except Internet) – 0.51%
60,000	FalconStor
	Software, Inc.(a)(f)	69,000
		69,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Shares		Value
Real Estate – 0.71%
13,000	Fathom Holdings,
	Inc.(a)	$96,460
		96,460
Real Estate Investment Trusts – 4.58%
10,950	Chicago Atlantic Real
	Estate Finance, Inc.	194,800
45,000	Global Self Storage, Inc.	273,600
32,500	Sachem Capital Corp.	156,650
		625,050
Semiconductor Related Products – 2.13%
22,500	AXT, Inc.(a)	132,750
20,000	inTEST Corp.(a)	158,600
		291,350
Software – 2.45%
30,000	Asure Software, Inc.(a)	181,800
40,500	NetSol Technologies,
	Inc.(a)	153,090
		334,890
Specialty Manufacturing – 4.15%
44,899	Data I/O Corp.(a)	149,963
29,000	Gulf Island
	Fabrication, Inc.(a)	107,880
4,500	UFP Technologies, Inc.(a)	309,015
		566,858
Telecommunications – 1.03%
50,000	Data Storage Corp.(a)	140,000
		140,000
Textile Product Mills – 0.81%
40,000	The Dixie Group Inc(a)	110,400
		110,400
Utilities – 1.89%
18,000	Global Water
	Resources, Inc.	257,760
		257,760
Wholesale Electronic Markets
and Agents and Brokers – 1.41%
49,430	DecisionPoint
	Systems, Inc.(a)	192,775
		192,775
	TOTAL COMMON
	STOCKS
	(Cost $11,492,635)	$13,352,866

Contracts	WARRANTS – 0.09%

Medical Supplies & Services – 0.00%
250,000	Titan Medical, Inc.
	Expiration: 08/10/2023,
	Exercise Price
	$3.20(a)(b)(e)(f)	$0

Primary Metal Manufacturing – 0.09%
15,000	Ampco-Pittsburgh Corp.
	Expiration: 08/01/2025,
	Exercise Price
	$5.75(a)(b)	12,148
	TOTAL WARRANTS
	(Cost $85,000)	$12,148

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2022 (Unaudited)

Shares	SHORT-TERM	Value
	INVESTMENTS – 2.44%

Money Market Funds – 2.44%
332,715	First American Government
	Obligations Fund, Class X, 0.22%(c)
		$332,715
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost 332,715)	$332,715
	Total Investments
	(Cost $11,910,350) – 100.36%
		$13,697,729
	Liabilities in Excess
	of Other Assets – (0.36)%
		(48,984)
	TOTAL NET ASSETS – 100.00%
		$13,648,745

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	These securities are deemed to be illiquid. These securities represent $12,148 of value or 0.09% of net assets.
(c)	The rate shown is the seven-day yield as of April 30, 2022.
(d)	Foreign issued security.
(e)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $0 or 0.00% of the Fund’s net assets.

(f)	The prices for these securities were derived from estimates of fair value using methods approved by the Fund’s Board of Directors. These securities represent $69,000 of value or 0.51% of net assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$57,578,045	$13,697,729
Receivable for investments sold	112,412	—
Dividends and interest receivable	4,969	2,317
Prepaid expenses	7,319	1,751
Total Assets	57,702,745	13,701,797

Liabilities:
Payable for investments purchased	262,549	—
Payable for fund shares purchased	3,630	500
Payable to Advisor	50,125	15,045
Payable to Officer & Directors	1,731	229
Accrued accounting expense	9,352	2,414
Accrued administration expense	5,131	770
Accrued audit expense	8,639	8,639
Accrued federal and state registration expense	3,194	9,130
Accrued legal expense	9,478	7,749
Accrued printing & mailing expense	11,825	3,898
Accrued transfer agent expense	3,816	3,866
Other accrued expenses & liabilities	2,950	812
Total Liabilities	372,420	53,052
Net Assets	$57,330,325	$13,648,745

Net Assets Consist of:
Capital Stock	$36,340,895	$9,945,131
Total Distributable Earnings	20,989,430	3,703,614
Total Net Assets	$57,330,325	$13,648,745
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	2,365,117	826,394
Net Assets	$57,330,325	$13,648,745
Net asset value and offering price per share	$24.24	$16.52
Cost of Investments	$41,264,242	$11,910,350

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Period Ended April 30, 2022 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income (net of $375, $0 foreign
withholding tax and issuance fees)	$275,503	$58,890
Interest income	270	157
Total investment income	275,773	59,047

Expenses:
Investment advisory fee	329,691	108,513
Shareholder servicing	48,401	14,741
Officer & directors’ fees & expenses	24,682	23,284
Administration fee	23,770	13,936
Federal & state registration fees	17,576	18,743
Professional fees	16,791	19,496
Fund accounting expenses	11,001	4,938
Other expense	7,868	5,392
Printing & mailing fees	5,017	1,274
Custodian fees	2,681	1,220
Total expenses	487,478	211,537
Net investment loss	(211,705)	(152,490)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,932,663	2,361,266
Change in unrealized depreciation on investments	(13,282,919)	(5,814,492)
Net realized and unrealized loss on investments	(8,350,256)	(3,453,226)
Net decrease in net assets resulting from operations	$(8,561,961)	$(3,605,716)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
Operations:
Net investment loss	$(211,705)	$(365,688)
Net realized gain on investments	4,932,663	11,475,458
Net change in unrealized appreciation/(depreciation)
on investments	(13,282,919)	20,589,785
Net increase/(decrease) in net
assets resulting from operations	(8,561,961)	31,699,555
Dividends and Distributions to Shareholders:
Distributable Earnings	(9,677,972)	—
Total dividends and distributions	(9,677,972)	—
Capital Share Transactions:
Proceeds from shares issued	1,037,765	1,840,135
Reinvestment of distributions	9,339,345	—
Cost of shares redeemed	(7,303,563)	(13,801,023)
Redemption fees	851	1,544
Net increase/ (decrease) in net assets
from capital share transactions	3,074,398	(11,959,344)
Total Increase/(Decrease) in Net Assets	(15,165,535)	19,740,211
Net Assets
Beginning of the period/year	72,495,860	52,755,649
End of the period/year	$57,330,325	$72,495,860
Capital Share Transactions:
Shares sold	37,641	63,095
Shares issued on reinvestment of distributions	325,278	—
Shares redeemed	(261,734)	(503,819)
Net decrease from capital share transactions	101,185	(440,724)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
Operations:
Net investment loss	$(152,490)	$(342,512)
Net realized gain on investments	2,361,266	2,836,726
Net change in unrealized appreciation/(depreciation)
on investments	(5,814,492)	7,565,696
Net increase/(decrease) in net
assets resulting from operations	(3,605,716)	10,059,910
Dividends and Distributions to Shareholders:
Distributable Earnings	(1,199,255)	—
Total dividends and distributions	(1,199,255)	—
Capital Share Transactions:
Proceeds from shares issued	721,610	5,130,104
Reinvestment of distributions	1,141,483	—
Cost of shares redeemed	(5,460,977)	(4,741,542)
Redemption fees	2,343	19,111
Net increase/ (decrease) in net assets
from capital share transactions	(3,595,541)	407,673
Total Increase/(Decrease) in Net Assets	(8,400,512)	10,467,583
Net Assets
Beginning of the period/year	22,049,257	11,581,674
End of the period/year	$13,648,745	$22,049,257
Capital Share Transactions:
Shares sold	34,221	251,322
Shares issued on reinvestment of distributions	55,278	—
Shares redeemed	(262,577)	(255,221)
Net decrease from capital share transactions	(173,078)	(3,899)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended	For the Years Ended October 31,
	April 30,
	2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value,
beginning of period/year	$32.02	$19.51	$23.12	$28.17	$38.59	$34.18
Income/(loss) from investment operations:
Net investment loss[2]	(0.09)	(0.15)	(0.15)	(0.11)	(0.20)	(0.15)
Net realized and unrealized
gain (loss) on investments	(3.41)	12.66	(2.66)	(1.74)	(1.83)	7.94
Total from investment operations	(3.50)	12.51	(2.81	(1.85)	(2.03)	7.79
Less dividends and distributions:
From net investment income	—	—	—	—	—	(0.09)
From net realized gains	(4.28)	—	(0.80)	(3.20)	(8.39)	(3.29)
Total dividends and distributions	(4.28)	—	(0.80)	(3.20)	(8.39)	(3.38)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$24.24	$32.02	$19.51	$23.12	$28.17	$38.59
Total return[1]	(12.94%)[5]	64.12%	(12.46%)	(6.80%)	(5.89%)	24.20%
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$57,330	$72,496	$52,756	$107,875	$160,698	$225,445
Ratio of net expenses
to average net assets	1.48%[4]	1.56%	1.64%	1.38%	1.28%	1.23%
Ratio of net investment loss
to average net assets	(0.64%)[4]	(0.53%)	(0.73%)	(0.48%)	(0.63%)	(0.41%)
Portfolio turnover rate	11.2%[5]	23.5%	19.1%	22.1%	14.0%	18.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended	For the Years Ended October 31,
	April 30,
	2022	2021	2020	2019	2018	2017
	(Unaudited)
Net asset value,
beginning of period/ year	$22.06	$11.54	$12.81	$15.62	$18.49	$15.46
Income/(loss) from investment operations:
Net investment loss[2]	(0.17)	(0.36)	(0.11)	(0.12)	(0.17)	(0.18)
Net realized and unrealized
gain (loss) on investments	(4.00)	10.86	(1.14)	(1.60)	(0.77)	3.94
Total from investment operations	(4.17)	10.50	(1.25)	(1.72)	(0.94)	3.76
Less dividends and distributions:
From net realized gains	(1.37)	—	(0.01)	(1.09)	(1.93)	(0.73)
From return of capital	—	—	(0.01)	—	—	—
Total dividends and distributions	(1.37)	—	(0.02)	(1.09)	(1.93)	(0.73)
Redemption fees[2]	0.00 [3]	0.02	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period/year	$16.52	$22.06	$11.54	$12.81	$15.62	$18.49
Total return[1]	(20.15%)[5]	91.16%	(9.75)%	(11.54%)	(5.73%)	25.27%
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$13,649	$22,049	$11,582	$34,154	$61,042	$69,636
Ratio of net expenses
to average net assets	2.44%[4]	2.42%	2.68%	1.83%	1.71%	1.70%
Ratio of net investment loss
to average net assets	(1.76%)[4]	(1.85)%	(0.92%)	(0.85%)	(0.99%)	(1.07%)
Portfolio turnover rate	9.0%[5]	25.7%	14.3%	13.3%	28.4%	43.0%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

April 30, 2022 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Ultra MicroCap Fund commenced operations on August 30, 2004. The MicroCap Fund’s investment objective is to seek long-term capital appreciation by investing in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to seek long-term capital appreciation by investing in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Money Market Funds are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ investment advisor under procedures established by and under the supervision of the Board of Directors of the Funds. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ investment advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2021 by increasing paid-in capital by $769,229 and decreasing distributable earnings/(losses) by $769,229. The Ultra Microcap Fund has reclassified the components of its capital accounts for the year ended October 31, 2021 by decreasing paid-in capital by $12,069 and increasing distributable earnings/(losses) by $12,069. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

h.
As of and during the six months ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Operations. During the six months ended April 30, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2018.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities that the Funds have the ability to access.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2022:

Perritt Microcap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,673,859	$—	$—	$1,673,859
Consumer Discretionary	7,619,256	—	—	7,619,256
Consumer Staples	306,250	—	—	306,250
Energy	1,960,654	—	—	1,960,654
Financial	9,969,793	—	—	9,969,793
Health Care	3,531,310	—	—	3,531,310
Industrials	17,194,185	—	—	17,194,185
Information Technology	9,178,029	—	—	9,178,029
Materials	4,810,220	—	—	4,810,220
Utilities	501,600	—	—	501,600
Total Common Stocks	56,745,156	—	—	56,745,156
Warrants
Consumer Discretionary	9,400	—	0	9,400
Total Warrants	9,400	—	0	9,400
Short-Term Investments	823,489	—	—	823,489
Total Investments in Securities	$57,578,045	$—	$0	$57,578,045

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Warrants
Balance as of November 1, 2021	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	0
Balance as of April 30, 2022	$0
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments held at April 30, 2022.	$—

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$544,304	$—	$—	$544,304
Consumer Discretionary	1,130,950	—	—	1,130,950
Consumer Staples	225,480	—	—	225,480
Energy	296,894	—	—	296,894
Financial	1,024,180	—	—	1,024,180
Health Care	2,229,654	—	—	2,229,654
Industrials	3,088,042	—	—	3,088,042
Information Technology	3,456,392	—	69,000	3,525,392
Materials	660,150	—	—	660,150
Real Estate Investment Trusts	370,060	—	—	370,060
Utilities	257,760	—	—	257,760
Total Common Stocks	13,283,866	—	69,000	13,352,866
Warrants
Health Care	12,148	—	0	12,148
Total Warrants	12,148	—	0	12,148
Short-Term Investments	332,715	—	—	332,715
Total Investments in Securities	$13,628,729	$—	$69,000	$13,697,729

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Common
Description	Stocks	Warrants
Balance as of November 1, 2021	$—	$—
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Corporate Actions	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	69,000	0
Balance as of April 30, 2022	$69,000	$0
Change in unrealized appreciation (depreciation)
during the period for Level 3
investments held at April 30, 2022.	$(111,000)	$—

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At April 30, 2022, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $50,125 and $15,045, respectively. For the six months ended April 30, 2022, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $329,691 and $108,513, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

The Funds reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Funds. The financial intermediaries are the record owners of the Funds on the Funds’ records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2022, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$7,271,847	$—	$13,660,227
Ultra MicroCap Fund	$—	$1,518,712	$—	$5,297,292

6.	Federal Income Tax Matters

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$43,104,749	$14,589,543
Gross tax unrealized appreciation	31,695,795	8,929,006
Gross tax unrealized depreciation	(2,144,405)	(1,327,135)
Net unrealized appreciation on investments	29,551,390	7,601,871
Distributable ordinary income	384,459	—
Distributable long-term capital gains	9,293,514	1,199,251
Other accumulated losses	—	(292,537)
Total Distributable Earnings/(Losses)	$39,229,363	$8,508,585

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

late year losses are ordinary losses which occur during the portion of the Funds’ taxable year subsequent to December 31.

At October 31, 2021, the Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $292,537. During the year ended October 31, 2021, the MicroCap Fund utilized $1,716 and the Ultra MicroCap Fund utilized $1,141,286 capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31,2021.

The tax composition of distributions paid during the periods ended October 31, 2021 and 2020 were as follows:

	Ordinary				Return of
	Income		Long-term Capital Gains		Capital
	2021	2020	2021	2020	2021	2020
MicroCap Fund	$—	$—	$—	$3,593,867	$—	$—
Ultra MicroCap Fund	—	—	—	17,594	—	34,626

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. As of April 30, 2022, the MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets. As of April 30, 2022, the Ultra MicroCap Fund held a restricted security with an aggregate value of $0, which accounted for 0.00% of the Fund’s net assets.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 6, 2022, under which the MicroCap Fund may borrow up to $2,500,000 and the Ultra MicroCap Fund may borrow up to $2,000,000, subject to certain restrictions and covenants.  Interest is charged on borrowings at the prevailing Prime Rate which was 3.50% as of April 30, 2022. The Funds have borrowed under these arrangements from time to time to increase the efficiency

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

of cash flow management. For the six months ended April 30, 2022, the MicroCap Fund did not borrow on the line of credit. The Ultra MicroCap Fund had average borrowings of $80,250 and the weighted average interest rate on the line of credit borrowings was 3.25%. From November 26, 2021 through November 28, 2021, the Ultra MicroCap Fund had borrowings of $96,000, which represent the largest borrowing amounts during the six months ended April 30, 2022. As of April 30, 2022, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. Interest charged on the borrowings is recorded as other expense in the Statements of Operations.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

During the six months ended April 30, 2022, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the six months ended April 30, 2022, the MicroCap Fund and Ultra MicroCap Fund engaged in 0 securities transactions pursuant to Rule 17a-7 of the 1940 Act.

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2022, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Recent Market Conditions

General economic, political and public health conditions may have a significant adverse effect on the Funds’ investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets worldwide, as well as the economies of individual countries. The economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Additionally, on February 24, 2022, Russia commenced a military attack on Ukraine

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Funds cannot currently be predicted. For a complete description of all of the principal risks the Funds are subject to, please refer to the Funds’ Prospectus and SAI.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 – April 30, 2022).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2022

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/21	4/30/22	11/1/21 – 4/30/22[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$ 870.60	$ 6.86
Perritt Ultra MicroCap Fund	$1,000.00	$ 798.50	$10.88

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,017.46	$ 7.40
Perritt Ultra MicroCap Fund	$1,000.00	$1,012.69	$12.18

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the MicroCap Opportunities Fund and 2.44% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 21, 2021, the Board of Directors of Perritt Funds, Inc. (the “Board” or “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and the Perritt Ultra MicroCap Fund (the “Ultra Fund”) (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and that the Advisor employs a research intensive investment process.  They concluded that the Advisor dedicates significant resources to managing the investments of the Funds.

The Directors then discussed staffing at the Advisor and concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to, the Funds by investment personnel of the Advisor.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors determined that the Advisor provides high quality services to the Funds.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the advisory fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer group for purposes of the materials.

Following review and discussion, the Board determined that the above median total expenses of the Funds appear to result from a low level of assets under management, which caused certain non-management expenses to be above average as compared to the peer group.  The Directors concluded that the Funds’ fees are reasonable given the asset sizes of the Funds, and they concluded that the Advisor is actively working to keep the fees down.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.  The Directors determined that the following items, among others, support the fact that the services performed by the Advisor for the Funds require a higher level of service

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

and oversight than the services performed by the Advisor for separate accounts:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance obligations.

Following this discussion, the Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts, and that the services performed by the Advisor for the Funds represent a greater demand on the Advisor’s resources to meet the increased compliance obligations of the Funds.  Based on this determination, the Directors determined that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, management history and ability to successfully market the Funds.  They then discussed the performance of the Funds versus their indices and their peer group median.  They were pleased that the most recently reported performance of the MicroCap Fund showed the Fund’s performance ahead of the median.  The Directors then noted that the most recently reported performance of the Ultra Fund showed the Fund’s performance below the median and discussed the Ultra Fund’s performance with the Advisor, and the steps the Advisor is taking to improve the performance, and concluded the Advisor is taking appropriate steps.  The Directors then noted that while recent performance has not been as good as desired, the Funds have generally performed well over the long-term, particularly on a risk-adjusted basis.

Following their discussion, the Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory.  They continue to believe that the Advisor’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ advisory fees to those of other comparable mutual funds.  They also considered the Funds’ total expenses compared to peer group funds.  The Directors noted that the total expenses of the MicroCap Fund are below the median, and concluded that this supports their

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

belief that the total expenses of the Fund are reasonable.  On the other hand, they noted that the Ultra Fund’s total expenses are higher than the median, and discussed with the Advisor the reasons for the higher expenses.  The Directors concluded that the Ultra Fund’s low average assets under management contribute significantly to the Fund’s higher total expenses, and that the total expenses of the Fund remain within a reasonable range of its peers.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable, and that the overall expense ratios and advisory fees were fair and within the range of industry averages.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the Funds’ assets grow.  Given the size of the Funds, the Directors determined that the Funds are not realizing economies of scale, and that the existing advisory fees are acceptable.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  They concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the advisory agreements for an additional one-year term.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Fund’s Board of Directors is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

Management Information

The name, age, address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of the Funds’ current SAI.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None.
Age: 59		successor	Estate Broker in the State
300 South	Portfolios in	elected	of Montana. She has been
Wacker Drive,	Fund Complex		a partner and a principal
Suite 600	Overseen: 2	Director	owner of a real estate sales
Chicago, IL		since 2004	company, Bozeman Brokers,
60606			since 2004. She has been
licensed in the state of
Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None.
Age: 65		successor	with the law firm of Fergeson,
300 South	Portfolios in	elected	Skipper, P.A. in Sarasota,
Wacker Drive,	Fund Complex		Florida and has been
Suite 600	Overseen: 2	Director	employed with such firm
Chicago, IL		since 2004	since 1989.
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	None.
Corbett(1)		as President	of the Perritt MicroCap
Age: 56	Portfolios in		Opportunities Fund, Inc.
300 South	Fund Complex	As Director,	(1999–2013) and President
Wacker Drive,	Overseen: 2	indefinite,	of the Perritt Funds, Inc.
Suite 600		until successor	since 2004. He has served
Chicago, IL		elected	as President of the Adviser
60606			since 2010, and previously
		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 60	and Treasurer	Since 2012	President and Treasurer of
300 South			the Funds and Chief Financial
Wacker Drive,			Officer of the Adviser since
Suite 600			2012. He has over 25 years
Chicago, IL			of experience in corporate
60606			accounting, administration,
planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Age: 63	Compliance	Chief	Officer since May 1, 2010,
300 South	Officer and	Compliance	and oversees all compliance
Wacker Drive,	Secretary	Officer	matters for the Funds and the
Suite 600		Since 2010	Advisor. She also coordinates
Chicago, IL			the administration of the
60606		Secretary	Funds and is a liaison with
		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our
Shareholder Service Center at 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    7/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J Corbett
Michael J. Corbett, President

Date    7/1/2022

By (Signature and Title)*    /s/ Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date    7/1/2022

* Print the name and title of each signing officer under his or her signature.